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                                                                   EXHIBIT 10.18

                      Second Amendment To Lease Agreement
                                  Disclosure


This Second Amendment to Lease Agreement (the "Amendment") is made and entered into to be effective as of September 5, 1997, by and between LINCOLN MENLO VI, A CALIFORNIA LIMITED PARTNERSHIP ("Landlord"), and Onsale, Inc., a Delaware corporation ("Tenant"), with reference to the following facts:

                                   Recitals

A. Landlord and Tenant have entered into that certain Lease Agreement dated August 8, 1997 and subsequently amended on August 26, 1997 (the "Lease"), for the leasing of certain premises containing approximately 12,974 rentable square feet of space located at 1350 Willow Road, Suite 202-204, Menlo Park, California (the "Premises") as such Premises are more fully described in the Lease.

B. Landlord and Tenant wish to add the following disclosure clause to the Lease.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1.   Recitals: Landlord and Tenant agree that the above recitals are true
          --------
          and correct.

     2.   Disclosure: The land described herein contains residual hazardous
          ----------
          substances. Such condition renders the land and the owner, Tenant or other possessor of the land subject to requirements, restrictions, provisions, and liabilities contained in Chapter 6.5 and Chapter 6.8 of division 20 of the Health and Safety Code, as same may be amended from time, and any successor statues thereof. This statement is not a declaration that a hazard to public health, safety and welfare exists.

     3.   Effect of Amendment: Except as modified herein, the terms and
          -------------------
          conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Amendment, the terms and conditions of this Amendment shall prevail.

     4.   Definitions: Unless otherwise defined in this Amendment, all terms not
          -----------
          defined in this Amendment shall have the meaning set forth in the Lease.

     5.   Authority:  Subject to the provisions of the Lease, this Amendment
          ---------
          shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party's behalf is authorized to do so and to bind such party to the terms of this Amendment.

     6. The terms and provisions of the Lease are hereby incorporated in this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

TENANT:

Onsale, Inc.,
a Delaware corporation

By:       /s/ DENNIS SHEPARD
          -----------------------------------
Its:      Vice President of Operation
          -----------------------------------
Date:     Sept 17, 1997
          -----------------------------------

LANDLORD:

LINCOLN MENLO VI,
A CALIFORNIA LIMITED PARTNERSHIP

By:       Lincoln Property Company Management Services, Inc.,
          As Manager and Agent for Landlord

          By:    /s/
                 ----------------------------
                 Senior Vice President

          Date:  ____________________________